                                                                 EXHIBIT 10.63.4

                                                                     Pacific Inn

                    CONSENT TO TRANSFER AND RELEASE AGREEMENT


      THIS CONSENT TO TRANSFER AND RELEASE AGREEMENT ("AGREEMENT") is made effective as of September 30, 2005 by and among FORTRESS INVESTMENT TRUST II, a Delaware business trust ("TRANSFEROR"), ALTERRA HEALTHCARE CORPORATION, a Delaware corporation ("TRANSFEREE"), BROOKDALE SENIOR LIVING INC., a Delaware corporation ("NEW KEY PRINCIPAL"), FIT REN PACIFIC INN LP, a Delaware limited partnership ("BORROWER") and FANNIE MAE.


                                    RECITALS:

      A. Fannie Mae is the holder of that certain Multifamily Note (the "NOTE"), dated as of June 21, 2005, in the original principal amount of $25,775,000.00 made by Borrower to GMAC Commercial Mortgage Bank, a Utah industrial bank ("ORIGINAL LENDER"), which Note evidences a loan (the "LOAN") made by Original Lender to Borrower. To secure the repayment of the Note, Borrower also executed and delivered a Multifamily Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005, recorded in the official records of Los Angeles County, State of California on July 1, 2005, as Instrument No. 05 1557290, which grants a lien on the property described in Exhibit A to this Agreement (the "PROPERTY"). Borrower is liable for the payment and performance of all of Borrower's obligations under the Note, the Security Instrument and all other documents executed in connection with the Loan, as listed on Exhibit B to this Agreement (collectively, the "LOAN DOCUMENTS"). Each of the Loan Documents has been duly assigned or endorsed to Fannie Mae. The current servicer of the Loan is GMAC Commercial Mortgage Corporation, a California corporation ("SERVICER").

      B. Transferor is liable under the Exceptions to Non-Recourse Guaranty dated as of June 21, 2005 (the "GUARANTY").

      C. Fannie Mae has been asked to consent to the transfer of Transferor's indirect ownership interest in Borrower to Transferee (the "TRANSFER") and the assumption by New Key Principal of the obligations of Transferor under the Guaranty.

      D. Fannie Mae has agreed to consent to the Transfer subject to the terms and conditions stated below.

      In consideration of the foregoing and the mutual covenants and promises set forth in this Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Transferor, Transferee, Borrower, New Key Principal and Fannie Mae agree as follows:

CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97    (Page 1)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

1. ASSUMPTION BY NEW KEY PRINCIPAL OF LIABILITY FOR THE EXCEPTIONS TO NON-RECOURSE. New Key Principal hereby assumes all liability under the provisions of the Guaranty and shall be considered the "Key Principal" for all purposes under the Loan Documents.

2. CONSENT TO TRANSFER. Fannie Mae hereby consents to the Transfer and to the assumption by New Key Principal of all of the obligations of Transferor under the Guaranty, subject to the terms and conditions set forth in this Agreement. Fannie Mae's consent to the Transfer is not intended to be and shall not be construed as a consent to any subsequent transfer which requires the Lender's consent pursuant to the terms of the Security Instrument.

3. RELEASE OF TRANSFEROR. Fannie Mae hereby releases Transferor from all of its obligations under the Guaranty and the Loan Documents and Transferor shall have no further liability thereunder; provided, however, that Transferor is not released from any liability pursuant to this Agreement.

4. COSTS. Transferee and Transferor agree to pay all fees and costs (including attorneys' fees) incurred by Fannie Mae and Servicer in connection with Fannie Mae's consent to and approval of the Transfer and a transfer fee of $0.00 in consideration of the consent to the Transfer.

6. FINANCIAL INFORMATION. Transferor represents and warrants to Fannie Mae that all financial information and information regarding the management capability of Transferor provided to Servicer or Fannie Mae was true and correct as of the date provided to Servicer or Fannie Mae and remains materially true and correct as of the date of this Agreement.

7. ADDRESSES. Transferee's address for notice hereunder and under the Loan Documents is:

      Alterra Healthcare Corporation
      6737 W. Washington Street, Suite 2300
      Milwaukee, Wisconsin  53214

      Transferor's address for notice hereunder and under the Loan Documents is:

      1251 Avenue of the Americas
      16th Floor
      New York, New York  10020

      New Key Principal's address for notice hereunder and under the Loan Documents is:

      330 North Wabash
      Suite 1400
      Chicago, Illinois  60611

CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97    (Page 2)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

8. COMPLETE RELEASE. Transferee, Transferor, New Key Principal and Borrower jointly and severally as between Transferor, Transferee, New Key Principal and Borrower, unconditionally and irrevocably release and forever discharge Original Lender, Fannie Mae, Servicer and their respective successors, assigns, agents, directors, officers, employees, and attorneys, and each current or substitute trustee under the Security Instrument (collectively, the "INDEMNITEES") from all Claims, as defined below, and jointly and severally agree to indemnify Indemnitees, and hold them harmless from any and all claims, losses, causes of action, costs and expenses of every kind or character in connection with the Claims and the Transfer. Notwithstanding the foregoing, Transferor shall not be responsible for any claims arising from the action or inaction of Transferee or New Key Principal, and Transferee and New Key Principal shall not be responsible for any claims arising from the action or inaction of Transferor. As used in this Agreement, the term "CLAIMS" shall mean any and all possible claims, demands, actions, costs, expenses and liabilities whatsoever, known or unknown, at law or in equity, originating in whole or in part, on or before the date of this Agreement, which Borrower or Transferor or any of their respective partners, members, officers, agents or employees may now or hereafter have against the Indemnitees, if any, and irrespective of whether any such Claims arise out of contract, tort, violation of laws, or regulations, or otherwise in connection with any of the Loan Documents, including, without limitation, any contracting for, charging, taking, reserving, collecting or receiving interest in excess of the highest lawful rate applicable thereto and any loss, cost or damage, of any kind or character, arising out of or in any way connected with or in any way resulting from the acts, actions or omissions of Indemnitees, including any requirement that the Loan Documents be modified as a condition to the transactions contemplated by this Agreement, any charging, collecting or contracting for prepayment premiums, transfer fees, or assumption fees, any breach of fiduciary duty, breach of any duty of fair dealing, breach of confidence, breach of funding commitment, undue influence, duress, economic coercion, violation of any federal or state securities or Blue Sky laws or regulations, conflict of interest, NEGLIGENCE, bad faith, malpractice, violations of the Racketeer Influenced and Corrupt Organizations Act, intentional or negligent infliction of mental distress, tortious interference with contractual relations, tortious interference with corporate governance or prospective business advantage, breach of contract, deceptive trade practices, libel, slander, conspiracy or any claim for wrongfully accelerating the Note or wrongfully attempting to foreclose on any collateral relating to the Note, but in each case only to the extent permitted by applicable law. Transferor, Transferee, New Key Principal and Borrower agree that Fannie Mae, Original Lender and Servicer have no fiduciary or similar obligations to Transferor, Transferee or New Key Principal and that the relationship between Borrower and Fannie Mae is strictly that of creditor and debtor. This release is accepted by Fannie Mae and Original Lender pursuant to this Agreement and shall not be construed as an admission of liability on the part of either. Transferor, Transferee, New Key Principal and Borrower hereby represent and warrant that they are the current legal and beneficial owners of all Claims, if any, released hereby and have not assigned, pledged or contracted to assign or pledge any such Claim to any other person.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97    (Page 3)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

9.    MISCELLANEOUS.

            (a) This Agreement shall be construed according to and governed by the laws of the jurisdictions in which the Property is located without regard to its conflicts of law principles.

            (b) If any provision of this Agreement is adjudicated to be invalid, illegal or unenforceable, in whole or in part, it will be deemed omitted to that extent and all other provisions of this Agreement will remain in full force and effect.

            (c) No change or modification of this Agreement shall be valid unless the same is in writing and signed by all parties hereto.

            (d) The captions contained in this Agreement are for convenience of reference only and in no event define, describe or limit the scope or intent of this Agreement or any of the provisions or terms hereof.

            (e) This Agreement shall be binding upon and inure to the benefit of the parties and their respective heirs, legal representatives, successors and assigns.

            (f) This Agreement may be executed in any number of counterparts with the same effect as if all parties hereto had signed the same document. All such counterparts shall be construed together and shall constitute one instrument, but in making proof hereof it shall only be necessary to produce one such counterpart.

            (g) THIS WRITTEN AGREEMENT AND THE OTHER LOAN DOCUMENTS, AS AMENDED, REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97    (Page 4)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

      IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                BORROWER:

                                FIT REN PACIFIC INN LP, a Delaware limited partnership

                                By: FIT REN Holdings GP, a Delaware corporation,
                                    its general partner


                                    By: /s/ Jeffrey R. Rosenthal
                                        _________________________________
                                    Name: Jeffrey R. Rosenthal
                                    Title: CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97    (Page 5)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

                                                TRANSFEROR:

                                                FORTRESS INVESTMENT TRUST II, a
                                                Delaware business trust


                                                By: /s/ Jeffrey R. Rosenthal
                                                    ____________________________
                                                Name: Jeffrey R. Rosenthal
                                                Title: CFO, VP, Treasurer


CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97    (Page 7)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

                                         TRANSFEREE:

                                         ALTERRA HEALTHCARE CORPORATION, a
                                         Delaware corporation


                                         By: /s/ Kristin A. Ferge
                                            ___________________________________
                                         Name: Kristin A. Ferge
                                         Title: CFO & VP


CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97    (Page 9)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

                                                NEW KEY PRINCIPAL:

                                                BROOKDALE SENIOR LIVING INC., a
                                                Delaware corporation


                                                By: /s/ R. Stanley Young
                                                   _____________________________
                                                Name: R. Stanley Young
                                                Title: Executive Vice President
                                                       and CFO


CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97   (Page 11)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

                               FANNIE MAE

                               By: GMAC Commercial Mortgage Corporation, a
                                   California corporation, its attorney-in-fact


                                   By: /s/ Max W. Foore
                                       _________________________________
                                       Max W. Foore
                                       Vice President


CONSENT TO TRANSFER AND RELEASE AGREEMENT -      FORM 4522     12/97   (Page 13)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

                                    EXHIBIT A
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREEMENT

PARCEL A:

PARCEL 2 OF PARCEL MAP NO. 16677, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATES OF CALIFORNIA, AS PER MAP FILED IN BOOK 179 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY.

EXCEPTING THEREFROM, ALL MINERALS OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR WHICH MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH RIGHT TO USE THAT PORTION ONLY OF SAID LAND WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE SURFACE OF SAID LAND, FOR THE PURPOSES OF PROSPECTING FOR THE DEVELOPMENT AND/OR EXTRACTION SAID OIL, GAS, PETROLEUM AND OTHER MINERALS OR HYDROCARBON SUBSTANCES FORM SAID LAND BY MEANS OF WELLS DRILLED INTO SAID SUBSURFACE OF SAID LAND FROM DRILL SITES LOCATED ON OTHER LAND, IT BEING EXPRESSLY UNDERSTOOD AND AGREED THAT THE GRANTOR, ITS SUCCESSORS AND ASSIGNS SHALL HAVE NO RIGHT TO ENTER UPON SURFACE OF SAID LAND OR TO USE SAID LAND OR ANY PORTION THEREOF TO SAID DEPTH OF 500 FEET FOR ANY PURPOSE WHATSOEVER, AS RESERVED BY SOUTHERN INVESTMENT COMPANY, A CORPORATION, IN DEED RECORDED OCTOBER 30, 1970 AS INSTRUMENT NO. 461.

ALSO EXCEPT THEREFROM, ALL MINERALS OIL, GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES IN AND UNDER SAID LAND TOGETHER WITH RIGHT TO USE THAT PORTION ONLY OF SAID LAND WHICH UNDERLIES A PLANE PARALLEL WITH AND 100 FEET BELOW THE PRESENT SURFACE OF SAID LAND, FOR THE PURPOSES OF PROSPECTING FOR, DEVELOPMENT AND/OR EXTRACTION SAID OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES FORM SAID LAND BY MEANS OF WELLS DRILLED INTO SAID SUBSURFACE OF SAID LAND FROM DRILL SITES LOCATED ON OTHER LAND, IT BEING EXPRESSLY UNDERSTOOD THAT DOMINGUEZ ESTATE COMPANY, A CORPORATION, ITS SUCCESSORS AND ASSIGNS SHALL HAVE NO RIGHT TO ENTER UPON SURFACE OF SAID LAND FOR THE PURPOSE OF PROSPECTING FOR DEVELOPING AND/OR EXTRACTING SAID OIL, GAS, PETROLEUM AND/OR MINERAL OR HYDROCARBON SUBSTANCES FROM SAID LAND, OR FOR ANY PURPOSES WHATSOEVER, AS RESERVED IN THE DEED FROM DOMINGUEZ ESTATE COMPANY, A CORPORATION, TO SOUTHERN CALIFORNIA EDISON COMPANY, A CORPORATION, RECORDED AUGUST 5, 1950, IN BOOK 33898, PAGE 111, OFFICIAL RECORDS.

ALSO EXCEPT THEREFROM, ALL MINERALS OIL GAS, PETROLEUM, OTHER HYDROCARBON SUBSTANCES IN AND UNDER OR WHICH MAY BE PRODUCED FROM SAID LAND, TOGETHER WITH RIGHT TO USE THAT PORTION ONLY OF SAID LAND WHICH UNDERLIES A PLANE PARALLEL TO AND 500 FEET BELOW THE SURFACE OF SAID LAND, FOR THE PURPOSES OF PROSPECTING FOR, THE DEVELOPMENT AND/OR EXTRACTION SAID WATER, OIL, GAS, PETROLEUM AND OTHER MINERAL OR HYDROCARBON SUBSTANCES FORM SAID LAND BY MEANS OF WELLS DRILLED INTO SAID SUBSURFACE OF SAID LAND FROM DRILL SITES LOCATED ON OTHER LAND, WITHOUT, HOWEVER, THE RIGHT TO ENTER UPON THE SURFACE OF SAID LAND OR ANY PORTION THEREOF TO SAID DEPTH OF 500 FEET FOR ANY PURPOSE WHATSOEVER, AS RESERVED BY DOMINGUEZ ESTATE COMPANY, A CORPORATION, IN DEED RECORDED APRIL 8, 1957 IN BOOK 54148, PAGE 325, OFFICIAL RECORDS.

CONSENT TO TRANSFER AND RELEASE AGREEMENT-       FORM 4522      12/97 (Page A-1)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

PARCEL B:

AN EASEMENT FOR INSTALLING AND MAINTAINING A STORM DRAIN, SEWER LINE AND CABLE TELEVISION SERVICE, IN, OVER AND ACROSS THOSE PORTIONS OF PARCEL 1 OF PARCEL MAP NO 16677, AS PER MAP RECORDED IN BOOK 179 PAGES 56 AND 57 OF PARCEL MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, SHOWN AND DEFINED ON EXHIBIT "B" OF A GRANT OF EASEMENT RECORDED AUGUST 22, 1985 AS INSTRUMENT NO. 85-969732 AND RECORDED APRIL 4, 1986 AS INSTRUMENT NO. 86-417689, BOTH OF OFFICIAL RECORDS.

PARCEL C:

AN EASEMENT FOR UNOBSTRUCTED VIEW, AS CREATED BY THAT CERTAIN LICENSE AND EASEMENT AGREEMENT, RECORDED MAY 16, 1991 AS INSTRUMENT NO 91-715471, OVER AND ACROSS THAT PORTION OF LOT 91 OF TRACT NO 46300, IN THE CITY OF TORRANCE, COUNTY OF LOS ANGELES, STATES OF CALIFORNIA, AS PER MAP RECORDED IN BOOK 1173 PAGES 68 THROUGH 73 INCLUSIVE OF MAPS, IN THE OFFICE OF THE COUNTY RECORDER OF SAID COUNTY, AS AMENDED BY CERTIFICATE OF CORRECTION RECORDED SEPTEMBER 10, 1991 AS INSTRUMENT NO 91-1419424 OFFICIAL RECORDS AND AMENDED BY CERTIFICATE RECORDED JANUARY 27, 1992 AS INSTRUMENT NO 92-136150 OFFICIAL RECORDS, DESCRIBED AS
FOLLOWS:

BEGINNING AT THE SOUTHEASTERLY CORNER OF SAID LOT 91, THENCE ALONG THE EASTERLY LINE OF SAID LOT 91, NORTH 0(degrees) 05' 13" EAST 3.27 FEET, THENCE NORTH 67(degrees) 24' 00" WEST 58.03 FEET TO A POINT ON THE CURVED SOUTHWESTERLY LINE OF SAID LOT 91, SAID CURVE BEING CONCAVE NORTHEASTERLY AND HAVING A RADIUS OF
948.00 FEET, A RADIAL LINE OF SAID CURVE TO SAID POINT BEARS SOUTH 27(degrees) 18' 36" WEST, THENCE SOUTHEASTERLY ALONG SAID CURVE THROUGH A CENTRAL ANGLE OF 3(degrees) 35' 17" AN ARC DISTANCE OF 59.37 FEET TO THE POINT OF BEGINNING.

Assessor's Parcel No: 7518-010-005

CONSENT TO TRANSFER AND RELEASE AGREEMENT-       FORM 4522      12/97 (Page A-2)
  FANNIE MAE MULTISTATE FORM (PACIFIC INN)
                                                             (C) 1997 Fannie Mae

                                    EXHIBIT B
                                       TO
                    CONSENT TO TRANSFER AND RELEASE AGREEMENT

1. Multifamily Note dated as of June 21, 2005 by Borrower for the benefit of Original Lender;

2. Multifamily Deed of Trust Assignment of Rents, Security Agreement and Fixture Filing, dated as of June 21, 2005 by Transfer or for the benefit of Original Lender;

3. Replacement Reserve and Security Agreement dated as of June 21, 2005, by and between Borrower and Original Lender;

4. Completion/Repair and Security Agreement dated as of June 21, 2005 by and between Borrower and Original Lender;

5. Subordination, Assignment and Security Agreement dated as of June 21, 2005, by and among Borrower, Original Lender and BLC Pacific Inn, L.P.;

6.    Exceptions to Non-Recourse Guaranty dated as of June 21, 2005, by
      Transferor;

7.    Certificate of Borrower dated as of June 21, 2005, by Borrower; and

8.    Agreement to Amend or Comply dated as of June 21, 2005, by Borrower.

CONSENT TO TRANSFER AND RELEASE AGREEMENT -        FORM 4522    12/97 (Page B-1)
  FANNIE MAE MULTISTATE FORM
                                                             (C) 1997 Fannie Mae